Other Assets (Other Assets) (Detail) In Thousands, unless otherwise specified	Mar. 31, 2012 USD ($)	Mar. 31, 2012 JPY (¥)	Mar. 31, 2011 JPY (¥)
Schedule Of Other Assets [Line Items]
Capitalized computer software, net	$ 56,394	¥ 4,635,000	¥ 3,905,000
Investments in non-marketable securities	7,458	613,000	639,000
Other	60,445	4,968,000	4,895,000
Total other assets	$ 124,297	¥ 10,216,000	¥ 9,439,000